EXHIBIT 10.2(a)
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

SUPPLEMENTAL AGREEMENT NO. 3

to

PURCHASE AGREEMENT NO. PA-04696

between

THE BOEING COMPANY

and

DELTA AIR LINES, INC.

Relating to

Boeing Model 737-10 Aircraft

Supplemental Agreement No. 3

to

Purchase Agreement No. PA-04696

between

The Boeing Company

and

Delta Air Lines, Inc.

______________________________

This Supplemental Agreement No. 3 (SA-3) dated as of September 18, 2024 amends Purchase Agreement No. PA-04696 dated as of July 18, 2022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to the purchase and sale of model 737-10 aircraft (Aircraft).
PURPOSE:
The parties have agreed to revise the scheduled delivery months of one hundred (100) Aircraft and fourteen (14) Option Aircraft, and amend the Purchase Agreement as hereinafter set forth to make certain other changes.
IT IS AGREED:
1.    Table of Contents.
The Table of Contents is deleted and replaced by the attached Table of Contents, which reflects the amendments made to the Purchase Agreement by this Supplemental Agreement and is identified with a “SA-3” legend to reflect the changes made by this SA-3.
2.    Table.
Table 1 “Aircraft Information Table” is deleted in its entirety and replaced with the attached Table 1 “Aircraft Information Table and identified by “SA-3.”

3.    Letter Agreements.
3.1    Letter Agreement No. DAL-PA-04696-LA-1705301, “Option Aircraft,” is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-1705301R1 to revise [***]
3.2    Letter Agreement No. DAL-PA-04696-LA-1705310R1, “Special Matters,” is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-1705310R2 to revise [***]
3.3    Letter Agreement No. DAL-PA-04696-LA-2105243, [***] is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-2105243R1 to revise the [***].
3.4    Letter Agreement No. DAL-PA-04696-LA-2101205R2, [***] is revised and superseded by Letter Agreement No. DAL-PA-04696-LA-2101205R3 to revise [***]
4.    Miscellaneous.
This SA-3 will become effective upon execution and receipt by both parties.
5.    Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Supplemental Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Except as amended as set forth above, the Purchase Agreement remains in full force and effect.

DELTA AIR LINES, INC. By: /s/ Kristen Bojko Name: Kristen Bojko Its: Vice President - Fleet	THE BOEING COMPANY By: /s/ Sarah Bray Name: Sarah Bray Its: Attorney-In-Fact

TABLE OF CONTENTS

ARTICLES SA Number
Article 1.	Subject Matter of Sale
Article 2.	Delivery Schedule
Article 3.	Price, Taxes, and Payment
Article 4.	Regulatory Requirements and Certificates
Article 5.	Detail Specification; Changes
Article 6.	[***]
Article 7.	Delivery
Article 8.	[***]
Article 9.	[***]
Article 10.	[***]
Article 11.	[***]
Article 12.	Notices
Article 13.	Miscellaneous
Article 14.	Additional Terms

TABLE
1.	737-10 [***]

EXHIBIT
A.	Aircraft Configuration
B.	Customer Support Document
C.	Product Assurance Document
D.	Buyer Furnished Equipment Provisions Document
E.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe [***] Features [***]
BFE1.	Buyer Furnished Equipment Variables
EE1.	[***], Engine Warranty [***]
APPENDICES
I	[***]
II	Purchase Agreement Assignment
III	Post-Delivery Sale Notice
IV	Post-Delivery Lease Notice
V	Purchaser’s/Lessee’s Agreement
VI	Owner Appointment of Agent – Warranties
VII	Contractor Confidentiality Agreement
VIII	Post-Delivery Sale with Lease to Seller
IX	Sale with Lease
X	Post-Delivery Security
DAL-PA-04696    SA-3
    PA Page 1
BOEING PROPRIETARY

LETTER AGREEMENTS                                 SA Number

LA-1705291	[***]…………………..
LA-1705298	[***]………
LA-1705300	Open Configuration Matters……………………………
LA-1705301R1	Option Aircraft…………………………………………	SA-3
LA-1705304	[***]……………………………………
LA-1705308	[***]…………………………
LA-1705309	[***]…………………………
LA-1705310R2	[***]…………………………………………	SA-3
LA-1705311	[***]………………………………
LA-1705940	[***]………………………………………
LA-1706346	[***]………………………………
LA-1706348	[***]…………………………
LA-1706352	[***]………………………………
LA-2103979	[***]…
LA-2200404	[***]……………………
LA-2105243R1	[***]…………………	SA-3
LA-2200086	[***] Guarantees………………………………
LA-2201689	[***]…………………
LA-20210628	[***]………………
LA-2201204	[***]…………………………
LA-201205R3 LA-2201576	[***]…………………………………… [***]……………………………	SA-3

DAL-PA-04696    SA-3
    PA Page 2
BOEING PROPRIETARY

Table 1 To
Purchase Agreement No. PA-04696
737-10 Aircraft [***]

Airframe Model/Paid MTOW:	737-10	[***]*
Engine Model/Thrust:	CFMLEAP-1B28	[***]
Airframe Price:		[***]
Optional Features Estimate:		[***]
Sub-Total of Airframe and Features Estimate:		[***]
Engine Price (Per Aircraft):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]
LIFT Seats Provided by Boeing (Estimate):		[***]
Deposit per Aircraft at Definitive Agreement:		[***]

Detail Specification:	[***]
Airframe Price Base Year/Escalation Formula:	[***]
Engine Price Base Year/Escalation Formula:

Airframe Escalation Data:
Base Year Index (ECI):	[***]
Base Year Index (CPI):	[***]

[***]			Escalation	[***]	Escalation Estimate	[***]
	Delivery	Number of	Factor		Adv Payment Base	[***]	[***]	[***]	[***]
	Date	Aircraft	(Airframe)		Price Per A/P
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-04696 117354-1F.txt	Boeing Proprietary	SA-3 Page 1